UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35992 (Commission File Number)	54-2185193 (IRS Employer Identification No.)

2300 Oracle Way, Austin, Texas 78741

(Address of principal executive offices) (Zip Code)

(737) 867-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCL	New York Stock Exchange
Depositary Shares, each representing a 1/2,000th interest in a share of 6.50% Series D Mandatory Convertible Preferred Stock, par value $0.01 per share	ORCL-PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8—Other Events

Item 8.01	Other Events

Issuance of $10 Billion of Common Stock

On November 2, 2026, Oracle Corporation, a Delaware corporation (“Oracle”), entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with BofA Securities, Inc., as representative of the several underwriters named therein, pursuant to which Oracle agreed to issue and sell 86,206,897 shares of its common stock, par value $0.01 per share (the “Common Stock” and such offering, the “Common Stock Offering”). The Common Stock Offering closed on November 4, 2026.

The Common Stock Offering was made pursuant to Oracle’s automatic shelf registration statement on Form S-3 (File No. 333-299752), including the prospectus contained therein (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2026, and a related preliminary prospectus supplement dated November 2, 2026 and prospectus supplement dated November 2, 2026.

The foregoing description of the Common Stock Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Common Stock Offering, the legal opinion as to the legality of the Common Stock sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

Issuance of $10 Billion Aggregate Principal Amount of Notes

On November 4, 2026, Oracle consummated the issuance and sale of $2,000,000,000 principal amount of its 7.000% Notes due 2029, $1,750,000,000 principal amount of its 7.450% Notes due 2031, $2,250,000,000 principal amount of its 7.850% Notes due 2033, $2,500,000,000 principal amount of its 8.000% Notes due 2037 and $1,500,000,000 principal amount of its 8.650% Notes due 2046 (collectively, the “Notes”), pursuant to an underwriting agreement dated November 2, 2026 by and between Oracle and BofA Securities, Inc., as representative of the several underwriters named therein (such offering, the “Notes Offering” and, together with the Common Stock Offering, the “Offerings”). The Notes were issued pursuant to an Indenture dated as of January 13, 2006 (the “Indenture”) among Oracle (formerly known as Ozark Holding Inc.), Oracle Systems Corporation (formerly known as Oracle Corporation) and Citibank, N.A., as amended by the First Supplemental Indenture dated as of May 9, 2007 (the “First Supplemental Indenture”) among Oracle, Citibank, N.A. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee, and an officers’ certificate issued pursuant thereto.

The Notes Offering was made pursuant to the Registration Statement and a related preliminary prospectus supplement dated November 2, 2026 and prospectus supplement dated November 2, 2026.

The material terms and conditions of the Notes are set forth in the Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein, in the Indenture filed as Exhibit 10.34 to the Current Report on Form 8-K filed by Oracle Systems Corporation on January 20, 2006, and in the First Supplemental Indenture filed as Exhibit 4.3 to the Registration Statement on Form S-3 filed by Oracle Corporation on May 10, 2007.

In connection with the Notes Offering, the legal opinion as to the legality of the Notes sold is being filed as Exhibit 5.2 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

The net proceeds of the Offerings will be used for general corporate purposes, which may include capital expenditures, repayment of indebtedness, future investments or acquisitions and payment of cash dividends on or repurchases of Common Stock.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Common Stock Underwriting Agreement, dated as of November 2, 2026, by and among Oracle Corporation and BofA Securities, Inc. as representative of the several underwriters named therein.

4.1	Forms of 7.000% Notes due 2029, 7.450% Notes due 2031, 7.850% Notes due 2033, 8.000% Notes due 2037 and 8.650% Notes due 2046, together with an Officers’ Certificate issued November 4, 2026 setting forth the terms of the Notes.

5.1	Opinion of Freshfields US LLP as to the validity of the Common Stock.

5.2	Opinion of Freshfields US LLP as to the validity of the Notes.

23.1	Consent of Freshfields US LLP (contained in Exhibit 5.1).

23.2	Consent of Freshfields US LLP (contained in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: November 4, 2026	By:	/s/ Kimberly Woolley
	Name:	Kimberly Woolley
	Title:	Senior Vice President, Assistant General Counsel and Assistant Secretary